CONSENT OF CHARLES J. BIRNBERG, CPA
                              INDEPENDENT AUDITOR




      I consent to the reference to my firm under the caption "Expert" and to the use of my report dated April 14, 2004, in the registration statement on Form SB-2 and the related prospectus of Tech Laboratories, Inc.


                                    By:  /s/ Charles J. Birnberg
                                        -------------------------------
                                         Charles J. Birnberg


West Paterson, New Jersey
July 30, 2004